Exhibit 99.1
NEWS RELEASE

CONTACT:
Al Galgano
952-567-0295
Al.Galgano@spok.com

Spok Reports 2018 Third Quarter Operating Results;
Software Revenue and Bookings Up on Both a Year-Over-Year and Sequential Basis

Board Declares Regular Quarterly Dividend

SPRINGFIELD, Va. (October 24, 2018) - Spok Holdings, Inc. (NASDAQ: SPOK), the global leader in healthcare communications, today announced operating results for the third quarter and year-to-date period ended September 30, 2018. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.125 per share, payable on December 10, 2018 to stockholders of record on November 16, 2018.

2018 Third-Quarter Results:
Consolidated revenue for the third quarter of 2018 under Generally Accepted Accounting Principles (“GAAP”) was $42.5 million compared to $43.6 million in the third quarter of 2017. On January 1, 2018, Spok adopted Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers, using the modified retrospective method applied to those contracts which were not completed as of January 1, 2018. Unless otherwise stated, results for reporting periods beginning after January 1, 2018 are presented under ASC 606, while prior period amounts have not been adjusted, and continue to be reported in accordance with the Company’s historic accounting under ASC 605. As such, adjusted to exclude the adoption of ASC 606, consolidated revenue for the third quarter of 2018 was $41.0 million compared to the $43.6 million in the third quarter of 2017.

Spok.com

	For the three months ended
(Dollars in thousands)	September 30, 2018	September 30, 2018(1)	September 30, 2017	Change (2) (%)
Wireless revenue
Paging revenue	$22,442	$22,442	$24,128	(7.0)%
Product and other revenue	817	817	982	(16.8)%
Total wireless revenue	$23,259	$23,259	$25,110	(7.4)%

Software revenue
Operations revenue	$9,026	$7,852	$8,863	(11.4)%
Maintenance revenue	10,191	9,924	9,663	2.7%
Total software revenue	19,217	17,776	18,526	(4.0)%
Total revenue	$42,476	$41,035	$43,636	(6.0)%
(1) Adjusted to exclude the adoption of ASC 606.
(2) As compared against results adjusted to exclude the adoption of ASC 606.
GAAP net loss for the third quarter of 2018 was $0.5 million, or $0.02 per diluted share, compared to net income of $3.7 million, or $0.19 per diluted share, in the third quarter of 2017. In the third quarter of 2018, the Company generated $1.6 million of EBITDA (earnings before interest, taxes, depreciation and amortization), compared to EBITDA of $6.1 million in the prior year quarter.

	For the three months ended
(Dollars in thousands)	September 30, 2018	September 30, 2018(1)	September 30, 2017
Net (loss) income	$(481)	$(2,142)	$3,727
Diluted net (loss) income per share	$(0.02)	$(0.11)	$0.19
EBITDA	$1,584	$(77)	$6,100
(1) Adjusted to exclude the adoption of ASC 606.

Other key results and highlights for the third quarter included:

•	Net paging unit losses were approximately 25,000 in the third quarter of 2018, consistent with third quarter 2017 levels.

•	The quarterly rate of wireless revenue erosion was 1.7 percent in the third quarter of 2018 down from 2.1 percent in the third quarter of 2017.

•	Total paging ARPU (average revenue per unit) was $7.40 in the third quarter of 2018, compared to $7.41 in the second quarter of 2018.

Spok.com

•
Software bookings for the 2018 third quarter were $21.6 million, an increase of 16.7 percent and 17.7 percent, respectively, from the second quarter of 2018 and prior year quarter. Third quarter bookings included $10.8 million of operations bookings and $10.8 million of maintenance renewals.

•	Software backlog totaled $36.4 million at September 30, 2018, compared to $36.3 million at June 30, 2018.

•	The revenue renewal rate for software maintenance in the third quarter of 2018 continued at greater than 99 percent.

•	Consolidated operating expenses (excluding depreciation, amortization and accretion) totaled $40.9 million in the third quarter of 2018, up slightly from $40.1 million in the second quarter of 2018.

•	Capital expenses were $1.6 million in the third quarter of 2018, compared to $2.3 million in the second quarter of 2018.

•	The number of full-time equivalent employees at September 30, 2018 totaled 603, compared to 599 at September 30, 2017.

•	Capital returned to stockholders in the third quarter of 2018 totaled $3.1 million, in the form of $2.5 million from dividends and $0.6 million from share repurchases.

•	The Company’s cash balance at September 30, 2018 was $95.2 million, down from $107.2 million at December 31, 2017.

2018 Year-To-Date Results:
Consolidated revenue for the first nine months of 2018 was $126.2 million compared to $127.4 million in the first nine months of 2017. As discussed above, unless otherwise stated, results for reporting periods beginning after January 1, 2018 are presented under ASC 606, while prior period amounts have not been adjusted, and continue to be reported in accordance with the Company’s historic accounting under ASC 605. As such, adjusted to exclude the adoption of ASC 606, consolidated revenue for the first nine months of 2018 was $125.3 million compared to the $127.4 million in the first nine months of 2017.

Spok.com

	For the nine months ended
(Dollars in thousands)	September 30, 2018	September 30, 2018(1)	September 30, 2017	Change (2) (%)
Wireless revenue
Paging revenue	$68,574	$68,574	$73,672	(6.9)%
Product and other revenue	2,612	2,612	2,937	(11.1)%
Total wireless revenue	$71,186	$71,186	$76,609	(7.1)%

Software revenue
Operations revenue	$25,961	$24,063	$21,945	9.7%
Maintenance revenue	29,071	30,037	28,851	4.1%
Total software revenue	55,032	54,100	50,796	6.5%
Total revenue	$126,218	$125,286	$127,405	(1.7)%
(1) Adjusted to exclude the adoption of ASC 606.
(2) As compared against results adjusted to exclude the adoption of ASC 606.
GAAP net loss for the first nine months of 2018 was $0.9 million, or $0.05 per diluted share, compared to net income of $6.1 million, or $0.30 per diluted share, in the first nine months of 2017. In the first nine months of 2018, the Company generated $5.6 million of EBITDA (earnings before interest, taxes, depreciation and amortization), compared to EBITDA of $16.0 million in the prior year period.

	For the nine months ended
(Dollars in thousands)	September 30, 2018	September 30, 2018(1)	September 30, 2017
Net (loss) income	$(946)	$(1,768)	$6,078
Diluted net (loss) income per share	$(0.05)	$(0.09)	$0.30
EBITDA	$5,568	$4,761	$15,967
(1) Adjusted to exclude the adoption of ASC 606.

Management Commentary:
“We are pleased with our performance in the third quarter of 2018 and believe that it provides Spok with momentum as we complete 2018 and position ourselves for next year” said Vincent D. Kelly, president and chief executive officer. “Software bookings and revenue levels grew by double-digits on a sequential basis. Coupled with continued strong maintenance renewals and low levels of wireless revenue attrition, total revenue grew by nearly 5 percent from the second quarter of 2018. Third quarter revenue performance and sustained expense management allowed us to return $3.1 million of capital to our stockholders in the form of dividends and share repurchases, while we continued to enhance our product offerings through our continued investments in our integrated communication platform, Spok Care Connect®.”

Spok.com

Kelly also noted that in addition to the Company’s quarterly financial performance, Spok made progress in several other areas, including product development, sales strategy and key strategic partnership agreements. “Earlier in October, we were excited to welcome more than 150 attendees to Connect 18, Spok’s annual conference for healthcare professionals. There, we brought together some of the industry’s leading innovators who are pushing the boundaries to advance and improve healthcare communications. We were particularly pleased to showcase what we believe is a game-changer in healthcare communication technology; the next generation of the Spok Care Connect platform. Our collaboration with hospital leaders at these conferences—and throughout the year—has helped us create an enterprise platform that positions healthcare providers for success today and supports them with faster, smarter clinical communications for the next decade.”

Business Outlook:
Michael W. Wallace, chief financial officer, said: “In 2018, continued expense management and strong financial discipline have allowed us to invest in our business for long-term growth and we are seeing the benefits from those investments. Based on our ability to align Spok's expense base with the market demand we are seeing, we are maintaining the 2018 guidance ranges that we outlined at the beginning of the year.” For the full-year 2018, adjusted for the adoption of ASC 606, the Company still expects total revenue to range from $161 million to $177 million, operating expenses (excluding depreciation, amortization and accretion) to range from $158 million to $165 million, and capital expenditures to range from $4 million to $8 million.

* * * * * * * * *

2018 Third-Quarter Call and Replay:
Spok plans to host a conference call for investors to discuss its 2018 third quarter results at 10:00 a.m. ET on Thursday, October 25, 2018. Dial-in numbers for the call are 323-994-2093 or 888-254-3590. The pass code for the call is 1552099. A replay of the call will be available from 1:00 p.m. ET on October 25, 2018 until 1:00 p.m. ET on Thursday, November 8, 2018. To listen to the replay, please register at http://tinyurl.com/Spok2018Q3earningsreplay. Please cut and paste this address into your browser, enter the registration information, and you will be given access to the replay.

Spok.com

* * * * * * * * *

About Spok
Spok Holdings, Inc. (NASDAQ: SPOK), headquartered in Springfield, Va., is proud to be the global leader in healthcare communications. We deliver clinical information to care teams when and where it matters most to improve patient outcomes. Top hospitals rely on the Spok Care Connect® platform to enhance workflows for clinicians, support administrative compliance, and provide a better experience for patients. Our customers send over 100 million messages each month through their Spok® solutions. When seconds count, count on Spok. For more information, visit spok.com or follow @spoktweets on Twitter.
Spok is a trademark of Spok Holdings, Inc. Spok Care Connect and Spok Mobile are trademarks of Spok, Inc.

Spok.com

Safe Harbor Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding Spok’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause Spok’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, continued demand for our software products and services, our ability to develop additional software solutions for our customers and manage our development as a global organization, the ability to manage operating expenses, future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, competition from other software providers, government regulation, reliance upon third-party providers for certain equipment and services, unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our products and services, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.
Tables to Follow

Spok.com

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (a)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended		For the nine months ended
	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Revenue:
Wireless	$23,259	$25,110	$71,186	$76,609
Software	19,217	18,526	55,032	50,796
Total revenue	42,476	43,636	126,218	127,405
Operating expenses:
Cost of revenue	7,782	7,069	22,914	21,295
Research and development	5,934	5,001	17,845	13,768
Service, rental and maintenance	7,787	7,875	23,235	23,885
Selling and marketing	5,716	5,533	18,279	16,784
General and administrative	13,673	12,058	38,377	35,706
Depreciation, amortization and accretion	2,785	2,775	8,168	8,849
Total operating expenses	43,677	40,311	128,818	120,287
% of total revenue	102.8%	92.4%	102.1%	94.4%
Operating (loss) income	(1,201)	3,325	(2,600)	7,118
% of total revenue	(2.8)%	7.6%	(2.1)%	5.6%
Interest income	384	214	1,009	490
Other (expense) income	(110)	359	(56)	415
(Loss) income before income taxes	(927)	3,898	(1,647)	8,023
Benefit from (provision for) income taxes	446	(171)	701	(1,945)
Net (loss) income	$(481)	$3,727	$(946)	$6,078
Basic and diluted net (loss) income per common share	$(0.02)	$0.19	$(0.05)	$0.30
Basic weighted average common shares outstanding	19,456,149	19,977,263	19,742,869	20,285,240
Diluted weighted average common shares outstanding	19,456,149	20,008,321	19,742,869	20,362,774
Cash dividends declared per common share	0.125	0.125	0.375	0.375
Key statistics:
Units in service	999	1,063	999	1,063
Average revenue per unit (ARPU)	$7.40	$7.48	$7.44	$7.53
Bookings	$21,580	$18,327	$58,192	$58,519
Backlog	$36,366	$46,900	$36,366	$46,900

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (a)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Revenue:
Wireless	$23,259	$23,658	$24,269	$24,579	$25,110	$25,639	$25,860	$26,535
Software	19,217	16,970	18,845	19,191	18,526	16,686	15,584	17,649
Total revenue	42,476	40,628	43,114	43,770	43,636	42,325	41,444	44,184
Operating expenses:
Cost of revenue	7,782	7,400	7,712	7,122	7,069	7,190	7,036	7,482
Research and development	5,934	6,177	5,735	4,934	5,001	4,662	4,105	3,702
Service, rental and maintenance	7,787	7,698	7,750	7,617	7,875	7,944	8,066	7,989
Selling and marketing	5,716	6,093	6,490	6,039	5,533	5,329	5,922	5,855
General and administrative	13,673	12,741	11,964	11,695	12,058	11,939	11,710	11,277
Depreciation, amortization and accretion	2,785	2,669	2,713	2,774	2,775	2,851	3,223	3,176
Total operating expenses	43,677	42,778	42,364	40,181	40,311	39,915	40,062	39,481
% of total revenue	102.8%	105.3%	98.3%	91.8%	92.4%	94.3%	96.7%	89.4%
Operating (loss) income	(1,201)	(2,150)	750	3,589	3,325	2,410	1,382	4,703
% of total revenue	(2.8)%	(5.3)%	1.7%	8.2%	7.6%	5.7%	3.3%	10.6%
Interest income	384	342	283	229	214	154	122	99
Other (expense) income	(110)	102	(47)	(282)	359	89	(30)	100
(Loss) income before income taxes	(927)	(1,706)	986	3,536	3,898	2,653	1,474	4,902
Benefit from (provision for) income taxes	446	730	(475)	(24,920)	(171)	(1,155)	(620)	(1,876)
Net (loss) income	$(481)	$(976)	$511	$(21,384)	$3,727	$1,498	$854	$3,026
Basic and diluted net (loss) income per common share	$(0.02)	$(0.05)	$0.03	$(1.07)	$0.19	$0.07	$0.04	$0.15
Basic weighted average common shares outstanding	19,456,149	19,750,941	20,027,800	19,987,763	19,977,263	20,353,801	20,530,739	20,529,958
Diluted weighted average common shares outstanding	19,456,149	19,750,941	20,153,291	19,987,763	20,008,321	20,366,102	20,585,542	20,529,958
Key statistics:
Units in service	999	1,024	1,030	1,049	1,063	1,086	1,091	1,111
Average revenue per unit (ARPU)	$7.40	$7.41	$7.47	$7.46	$7.48	$7.52	$7.56	$7.59
Bookings	$21,580	$18,488	$18,124	$19,190	$18,327	$20,405	$19,788	$20,025
Backlog	$36,366	$36,295	$35,930	$42,305	$46,900	$43,455	$40,555	$38,295

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (a)
(In thousands)

	9/30/2018	12/31/2017
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$95,233	$107,157
Accounts receivable, net	34,440	32,279
Prepaid expenses and other	7,928	5,752
Inventory	1,663	1,672
Total current assets	139,264	146,860
Non-current assets:
Property and equipment, net	12,655	13,399
Goodwill	133,031	133,031
Intangible assets, net	6,042	7,917
Deferred income tax assets	46,970	47,679
Other non-current assets	1,401	1,675
Total non-current assets	200,099	203,701
Total assets	$339,363	$350,561
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,070	$1,305
Accrued compensation and benefits	11,584	11,018
Accrued taxes	2,587	2,547
Deferred revenue	32,299	31,414
Other current liabilities	3,464	4,610
Total current liabilities	51,004	50,894
Non-current liabilities:
Deferred revenue	705	1,063
Other long-term liabilities	8,545	8,075
Total non-current liabilities	9,250	9,138
Total liabilities	60,254	60,032
Commitments and contingencies
Stockholders' equity:
Preferred stock	$—	$—
Common stock	2	2
Additional paid-in capital	92,880	99,819
Accumulated other comprehensive loss	(2,217)	(1,088)
Retained earnings	188,444	191,796
Total stockholders' equity	279,109	290,529
Total liabilities and stockholders' equity	$339,363	$350,561

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)
(Unaudited and in thousands)

	For the nine months ended
	9/30/2018	9/30/2017
Cash flows provided by operating activities:
Net (loss) income	$(946)	$6,078
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation, amortization and accretion	8,168	8,849
Deferred income tax (benefit) expense	(1,000)	1,118
Stock based compensation	3,922	2,815
Provisions for doubtful accounts, service credits and other	1,681	767
Adjustments of non-cash transaction taxes	(156)	(754)
Changes in assets and liabilities:
Accounts receivable	(2,534)	(4,156)
Prepaid expenses, inventory and other assets	(1,160)	(1,726)
Accounts payable, accrued liabilities and other	(546)	(230)
Deferred revenue	5,198	1,313
Net cash provided by operating activities	12,627	14,074
Cash flows from investing activities:
Purchases of property and equipment	(5,094)	(7,034)
Net cash used in investing activities	(5,094)	(7,034)
Cash flows from financing activities:
Cash distributions to stockholders	(7,631)	(12,733)
Purchase of common stock for tax withholding on vested equity awards	(978)	—
Purchase of common stock (including commissions)	(10,026)	(10,024)
Proceeds from issuance of common stock under the Employee Stock Purchase Plan	143	130
Net cash used in financing activities	(18,492)	(22,627)
Effect of exchange rate on cash	(965)	(89)
Net decrease in cash and cash equivalents	(11,924)	(15,676)
Cash and cash equivalents, beginning of period	107,157	125,816
Cash and cash equivalents, end of period	$95,233	$110,140
Supplemental disclosure:
Income taxes paid	$726	$2,300

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED REVENUE
SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Revenue
Paging	$22,442	$22,824	$23,308	$23,624	$24,128	$24,572	$24,972	$25,441
Non-paging	817	834	961	955	982	1,067	888	1,094
Total wireless revenue	$23,259	$23,658	$24,269	$24,579	$25,110	$25,639	$25,860	$26,535

Subscription	1,779	441	420	559	577	623	543	551
License	1,396	1,552	3,956	2,431	1,995	1,641	1,171	1,594
Services	4,555	4,363	4,071	5,437	5,189	3,650	3,354	4,500
Equipment	1,296	1,107	1,024	945	1,102	1,127	973	1,402
Operations revenue	$9,026	$7,463	$9,471	$9,372	$8,863	$7,041	$6,041	$8,047

Maintenance revenue	$10,191	$9,507	$9,374	$9,819	$9,663	$9,645	$9,543	$9,602
Total software revenue	$19,217	$16,970	$18,845	$19,191	$18,526	$16,686	$15,584	$17,649

Total revenue	$42,476	$40,628	$43,114	$43,770	$43,636	$42,325	$41,444	$44,184

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED OPERATING EXPENSES
SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Cost of revenue
Payroll and related	$4,923	$4,853	$4,874	$4,374	$4,330	$4,613	$4,490	$4,611
Cost of sales	2,264	1,923	2,309	1,990	2,228	1,904	1,995	2,415
Stock based compensation	75	75	55	58	4	60	58	(108)
Other	520	549	474	700	507	613	493	564
Total cost of revenue	7,782	7,400	7,712	7,122	7,069	7,190	7,036	7,482
Research and development
Payroll and related	4,709	4,506	4,002	3,521	4,005	3,807	3,405	3,195
Outside services	1,040	1,481	1,513	1,361	849	659	516	511
Stock based compensation	71	90	71	(71)	43	65	55	(82)
Other	114	100	149	123	104	131	129	78
Total research and development	5,934	6,177	5,735	4,934	5,001	4,662	4,105	3,702
Service, rental and maintenance
Payroll and related	2,866	2,618	2,693	2,413	2,582	2,607	2,665	2,687
Site rent	3,482	3,538	3,496	3,471	3,534	3,604	3,620	3,618
Telecommunications	950	935	898	979	1,060	1,001	1,081	1,096
Stock based compensation	24	24	24	20	20	20	20	(29)
Other	465	583	639	734	679	712	680	617
Total service, rental and maintenance	7,787	7,698	7,750	7,617	7,875	7,944	8,066	7,989
Selling and marketing
Payroll and related	3,401	3,311	3,294	2,573	3,113	3,039	3,071	3,556
Commissions	1,225	1,397	1,774	1,634	1,234	1,121	1,202	1,248
Stock based compensation	135	135	135	93	84	99	101	(131)
Advertising and events	857	996	1,158	1,481	952	840	1,281	889
Other	98	254	129	258	150	230	267	293
Total selling and marketing	5,716	6,093	6,490	6,039	5,533	5,329	5,922	5,855
General and administrative
Payroll and related	4,834	4,340	4,416	3,649	4,569	4,420	4,439	4,426
Stock based compensation	1,118	943	949	774	711	755	722	(863)
Bad debt	513	279	528	143	184	107	94	137
Facility rent and office costs	1,235	1,743	1,941	1,865	2,013	1,995	1,838	1,694
Outside services	3,554	3,023	2,122	2,924	2,351	2,507	2,627	2,430
Taxes, licenses and permits	1,081	1,024	1,080	1,120	1,077	1,034	989	976
Other	1,338	1,389	928	1,220	1,153	1,121	1,001	2,477
Total general and administrative	13,673	12,741	11,964	11,695	12,058	11,939	11,710	11,277
Depreciation, amortization and accretion	2,785	2,669	2,713	2,774	2,775	2,851	3,223	3,176
Operating expenses	$43,677	$42,778	$42,364	$40,181	$40,311	$39,915	$40,062	$39,481
Capital expenditures	$1,630	$2,299	$1,164	$2,179	$1,816	$2,353	$2,851	$1,878

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
UNITS IN SERVICE ACTIVITY, MARKET SEGMENT, CHURN
AND AVERAGE REVENUE PER UNIT (ARPU) (a)
(Unaudited and in thousands)

	For the three months ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Paging units in service
Beginning units in service (000's)	1,024	1,030	1,049	1,063	1,086	1,091	1,111	1,124
Gross placements	31	35	25	26	30	42	28	36
Gross disconnects	(56)	(41)	(44)	(40)	(53)	(47)	(48)	(49)
Net change	(25)	(6)	(19)	(14)	(23)	(5)	(20)	(13)
Ending units in service	999	1,024	1,030	1,049	1,063	1,086	1,091	1,111
End of period units in service % of total (b)
Healthcare	81.7%	81.5%	81.1%	80.7%	80.4%	80.4%	79.7%	79.3%
Government	5.8%	5.7%	5.9%	6.0%	6.1%	6.3%	6.4%	6.5%
Large enterprise	6.0%	6.0%	6.0%	6.0%	6.0%	6.1%	6.1%	6.2%
Other(b)	6.5%	6.8%	7.0%	7.2%	7.4%	7.3%	7.7%	8.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Account size ending units in service (000's)
1 to 100 units	81	85	88	92	95	98	102	106
101 to 1,000 units	192	197	198	198	201	204	214	217
>1,000 units	726	742	744	759	767	784	775	788
Total	999	1,024	1,030	1,049	1,063	1,086	1,091	1,111
Account size net loss rate(c)
1 to 100 units	(4.3)%	(3.8)%	(4.7)%	(3.6)%	(2.8)%	(3.7)%	(3.4)%	(3.9)%
101 to 1,000 units	(2.7)%	(0.6)%	(10.0)%	(1.1)%	(1.8)%	(4.5)%	(1.3)%	(2.3)%
>1,000 units	(2.2)%	(0.2)%	(1.9)%	(1.1)%	(2.2)%	1.1%	(1.7)%	(0.5)%
Total	(2.5)%	(0.6)%	(1.8)%	(1.3)%	(2.2)%	(0.4)%	(1.8)%	(1.2)%
Account size ARPU
1 to 100 units	$11.33	$12.04	$12.13	$12.11	$12.23	$12.16	$12.22	$12.25
101 to 1,000 units	8.19	8.34	8.47	8.58	8.62	8.61	8.66	8.63
>1,000 units	6.74	6.62	6.65	6.59	6.59	6.64	6.64	6.67
Total	$7.40	$7.41	$7.47	$7.46	$7.48	$7.52	$7.56	$7.59

(a) Slight variations in totals are due to rounding.
(b) Other includes hospitality, resort and indirect units
(c) Net loss rate is net current period placements and disconnected units in service divided by prior period ending units in service.

SPOK HOLDINGS, INC.
RECONCILIATION FROM NET (LOSS) INCOME TO EBITDA (a)
(Unaudited and in thousands)

	For the three months ended
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Reconciliation of net (loss) income to EBITDA (b):
Net (loss) income	$(481)	$(976)	$511	$(21,384)	$3,727	$1,498	$854	$3,026
Less (plus): Benefit from (provision for) income taxes	(446)	(730)	475	24,920	171	1,155	620	1,876
Plus (less): Other (expense) income	110	(102)	47	282	(359)	(89)	30	(100)
Less: Interest income	(384)	(342)	(283)	(229)	(214)	(154)	(122)	(99)
Operating (loss) income	(1,201)	(2,150)	750	3,589	3,325	2,410	1,382	4,703
Plus: depreciation, amortization and accretion	2,785	2,669	2,713	2,774	2,775	2,851	3,223	3,176
EBITDA (as defined by the Company)	$1,584	$519	$3,463	$6,363	$6,100	$5,261	$4,605	$7,879

	For the nine months ended
	9/30/2018	9/30/2017
Reconciliation of net (loss) income to EBITDA (b):
Net (loss) income	$(946)	$6,078
Less (plus): Benefit from (provision for) income taxes	(701)	1,945
Plus (less): Other income (expense)	56	(415)
Less: Interest income	(1,009)	(490)
Operating (loss) income	(2,600)	7,118
Plus: depreciation, amortization and accretion	8,168	8,849
EBITDA (as defined by the Company)	$5,568	$15,967

	For the three months ended	For the nine months ended
	9/30/2018	9/30/2018
Reconciliation of EBITDA to EBITDA adjusted to exclude the adoption of ASC 606 (b):
EBITDA (as defined by the Company)	$1,584	$5,568
(Less) plus: Software revenue	(1,441)	(932)
(Less) plus: Cost of revenue	—	4
(Less) plus: Selling and marketing	(220)	121
Adjusted EBITDA (c)	$(77)	$4,761

(a) Slight variations in totals are due to rounding.
(b) EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only. Management and the Board of Directors rely on EBITDA for purposes of determining the Company’s capital allocation policies. EBITDA is also the starting point for the calculation of operating cash flow for purposes of determining whether management has achieved certain performance objectives in the Company’s short term and long term incentive plans.

(c) Adjusted EBITDA represents EBITDA adjusted to exclude the adoption of ASC 606. Adjusted EBITDA is used by the Company for purposes of comparison to prior period results during its year of transition (2018) under the modified retrospective approach.